EXHIBIT 99.2

                 IAT RESOURCES CORPORATION AND INFOLOCITY, INC.

                       UNAUDITED PRO FORMA FINANCIAL DATA

     The following unaudited pro forma financial data and explanatory notes give effect to the consummation of the merger of IAT Resources Corporation ("IATR")(now known as NetCurrents, Inc.) with Infolocity, Inc.
("Infolocity")(now known as NetCurrents Services Corporation). The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements of IATR and the historical financial statements of Infolocity.

     The unaudited pro forma financial data has been prepared utilizing IATR's audited consolidated financial statements for the year ended June 30, 1999 and unaudited financial information for the period ending September 30, 1999 and the audited financial statements of Infolocity for the period ended June 30, 1999 and unaudited financial information of Infolocity for the period ending September 30, 1999.

     The unaudited pro forma combined statements of operations represent the unaudited pro forma results of operations for IATR for the year ended June 30, 1999 and for the three months ended September 30, 1999, adjusted to reflect the Merger with Infolocity as if it had occurred on July 1, 1998 and July 1, 1999, respectively. The unaudited pro forma combined balance sheets as of June 30, 1999 and as of September 30, 1999 represent the unaudited pro forma balance sheets of IATR adjusted to reflect the Merger with Infolocity as if it had occurred on June 30, 1999 and September 30, 1999, respectively.

     Unaudited pro forma financial data is provided for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have occurred had the Merger with Infolocity been consummated at June 30, 1999 and on September 30, 1999, nor are they necessarily indicative of operating results or financial position.

                                                      IAT RESOURCES CORPORATION
                                                        PRO-FORMA BALANCE SHEET
                                                                  JUNE 30, 1999
-------------------------------------------------------------------------------
                                     ASSETS
Cash                                                              $    367,382
Accounts Receivable                                                  1,681,719
Receivable from related parties                                        102,156
Prepaid assets                                                          22,807

        Total current assets                                         2,174,064

Film Costs                                                             471,762
Fixed assets, as cost, net                                             111,846
Goodwill, less accumulated amortization of $99,282                     886,913
Investments                                                            800,000
Other Assets                                                            10,035
                                                                  ------------
        TOTAL ASSETS                                              $  4,454,620
                                                                  ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued liabilities                          $  1,033,347
Dividends payable                                                      278,750
Due to related parties                                                  69,046
Capital lease obligation                                                33,258
                                                                  ------------
        Total current liabilities                                    1,414,401

Notes payable - related parties                                         37,212
                                                                  ------------
        Total liabilities                                            1,451,613

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY

        Preferred Stock, Series "A", $0.001 par value                    1,000
        Preferred Stock, Series "C", $0.001 par value                    3,000
        Preferred Stock, Series "D", $0.001 par value                       50
        Preferred Stock, Series "E", $0.001 par value                      225
        Preferred Stock, Series "F", $0.001 par value                      275
        Common Stock, $0.001 par value                                  19,351
        Treasury Stock                                              (1,010,192)

        Additional paid-in capital                                  27,483,139
        Accumulated deficit                                        (23,493,841)
                                                                  ------------
        Total Shareholders' Equity                                   3,003,007
                                                                  ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  4,454,620
                                                                  ============

                                                      IAT RESOURCES CORPORATION
                                              PRO-FORMA STATEMENT OF OPERATIONS
                                                                  JUNE 30, 1999
-------------------------------------------------------------------------------
REVENUES                                                         $  2,991,953

COSTS RELATED TO REVENUES

        Cost of sales                                                 926,295
                                                                 ------------

NET REVENUES                                                        2,065,658

WRITE-OFF OF PROJECTS IN DEVELOPMENT                                  301,037

GENERAL AND ADMINISTRATIVE EXPENSES                                 4,064,634
                                                                 ------------

LOSS FROM OPERATIONS                                                2,300,013

OTHER INCOME (EXPENSE)
        Merger expenses                                                (6,696)
        Interest and dividend income                                    1,140
        Interest and financing expense                                (12,447)
        Write-off of notes receivable and other assets               (166,965)
        Amortization of related party covenant not to                (115,000)
        Amortization of goodwill                                      (99,282)
        Other expense                                                 (22,176)
                                                                 ------------

        Total other income (expense)                                 (421,426)

PROVISION FOR INCOME TAXES                                                800

NET LOSS                                                           (2,722,239)
                                                                 ============

NET LOSS PER SHARE (BASIC AND DILUTED)                           $      (0.17)
                                                                 ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                         16,400,053
                                                                 ============


NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) The pro forma combined financial statements represent the pro forma results of operations of IATR assuming that the Merger with Infolocity had occurred on June 30, 1999.

(2) Reflects the issuance of 7,375,000 common shares of IATR, for all of the outstanding securities of Infolocity.

(3)  Represents the exchange of preferred stock as part of the Merger.

                                                      IAT RESOURCES CORPORATION
                                                        PRO FORMA BALANCE SHEET
                                                     INCLUDING INFOLOCITY, INC.
                                                       AS OF SEPTEMBER 30, 1999
-------------------------------------------------------------------------------

                                     ASSETS
Cash and cash equivalents                                                     $   1,289,562
Accounts Receivable, net trade                                                    1,605,631
Receivable from related parties                                                      99,891
Prepaid expenses                                                                     44,625
Film Costs, net                                                                     471,762
Fixed assets, net                                                                   116,773
Investments                                                                       1,068,750
Due from Infolocity                                                                       0
Goodwill                                                                            864,413
Other Assets                                                                         10,035
                                                                               -------------
        TOTAL ASSETS                                                          $   5,571,442
                                                                               =============
                      LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued expenses                                         $   1,144,854
Obligations under capital leases                                                     21,084
Dividends payable                                                                   318,750
Due to related parties                                                               44,046
Due to Astor Capital                                                                 50,000
Convertible Debenture                                                               250,000
                                                                               -------------
        TOTAL LIABILITIES                                                         1,828,734

SHAREHOLDERS' EQUITY
    Preferred Stock, $0.001 par value, authorized 20,000,000 shares
        Preferred Stock, Series "A", $0.001 par value, authorized 1,000,000
shares; 1,000,000 shares issued and outstanding                                       1,000
        Preferred Stock, Series "B", $0.001 par value, authorized 1,375,662
shares; none issued and outstanding                                                       0
        Preferred Stock, Series "C," $0.001 par value, authorized 3,000,000
shares; 3,000,000 shares issued and outstanding                                       2,500
        Preferred Stock, Series "D", $0.001 par value, authorized 50,000
shares, 50,000 shares issued and outstanding                                             50
        Preferred Stock, Series "E", $0.001 par value, authorized 500,000
shares; 225,000 shares issued and outstanding                                           225
        Preferred Stock, Series "F", $0.001 par value, authorized 500,000
shares; 275,000 shares issued and outstanding                                           275
        Preferred Stock, Series "G", $0.001 par value, authorized 500,000
shares; 1,050,000 shares issued and outstanding                                       1,050
    Common Stock, $0.001 par value, authorized 50,000,000 shares;
21,058,659 shares issued and outstanding                                             21,059
        Additional paid-in capital                                               28,999,477
        Accumulated deficit and dividends                                       (24,541,486)
        Accumulated Other Comprehensive Income                                      268,750
        Treasury Stock, 93,536 shares at cost                                    (1,010,192)
                                                                               -------------
    Net Shareholders' Equity                                                      3,742,708
                                                                               -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $   5,571,442
                                                                               =============

            SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                                      IAT RESOURCES CORPORATION
                                              PRO-FORMA STATEMENT OF OPERATIONS
                                                     INCLUDING INFOLOCITY, INC.
                                      FOR THREE MONTHS ENDED SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
REVENUES                                                          $  235,743

COST RELATED TO REVENUES
        Amortization of film costs                                         0
        Costs of projects old                                          3,008
                                                                  -----------

NET REVENUES                                                         232,735

GENERAL AND ADMINISTRATIVE EXPENSES                                1,178,852

OPERATING INCOME (LOSS)                                             (946,117)

OTHER INCOME (EXPENSE)
        Acquisition Expense                                                0
        Amortization of Goodwill                                     (22,500)
        Amortization of acquisition Costs                                  0
        Settlement expense                                                 0

        Net other income (expense)                                   (22,500)
                                                                  -----------

NET INCOME (LOSS)                                                   (968,617)

PROVISION FOR INCOME TAXES                                            14,744

NET INCOME (LOSS)                                                   (983,361)

Dividend requirement on Series A Preferred Stock                    (106,250)

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS               (1,089,611)
                                                                  ===========
NET LOSS PER SHARE (BASIC AND FULLY DILUTED)                      $    (0.06)
                                                                  ===========
WEIGHTED AVERAGE SHARES OUTSTANDING                               19,475,054
                                                                  ===========



NOTES TO UNAUDITED PRO FORMA BALANCE SHEET, SEPTEMBER 30, 1999

The following unaudited pro forma balance sheet, income statement and explanatory notes of IAT Resources Corporation ("IATR") should be read in conjunction with the historical consolidated financial statements of IATR which are incorporated by reference herein.

The unaudited pro forma balance sheet as at September 30, 1999 and the statement of operations for the three months ended September 30, 1999 has been prepared utilizing the internal financial statements of IATR, its wholly owned subsidiary MediaWorks International Inc, ("MWI") and the internal financial statements for Infolocity, Inc. ("Infolocity").

The key assumptions, in addition to those reflected in IATR's 10-Q, related to the preparation of the pro-forma balance sheet are as follows:

     (1) The pro forma balance sheet assumes the closing of the acquisition of Infolocity;

     (2) The pro forma balance sheet represents the consolidated pro forma results of operations of IATR, MWI and Infolocity for the period ended September 30, 1999 based on the internal records of IATR, MWI and Infolocity;

     (3) The pro forma statement of operations for the three months ended September 30, 1999 represents the consolidated statement of operations for IATR, MWI and Infolocity for the three month period; and

     (4) All intercompany eliminating entries have been accounted for in the consolidation.